IDX Dynamic Innovation ETF (DYNI)

A series of

ETF Opportunities Trust

Supplement dated June 16, 2025

to the Prospectus and Statement of Additional Information

dated February 28, 2025

This supplement updates information currently in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.

Termination and Liquidation of the IDX Dynamic Innovation ETF

On June 13, 2025, the Board of Trustees of ETF Opportunities Trust approved a Plan of Liquidation (the “Plan”) for the IDX Dynamic Innovation ETF (the “Fund”). The Fund commenced operations on November 13, 2023. IDX Advisors, LLC (the “Adviser”), the Fund’s investment advisor, recommended that the Board approve the Plan due to the Fund’s limited prospect for meaningful future asset growth, the ongoing operational costs associated with managing the Fund and the Adviser’s desire to no longer subsidize expenses. As a result, the Board of Trustees concluded that it is in the best interests of the Fund and its shareholders to liquidate the Fund. The Fund is expected to terminate as a series of the Trust and liquidate on or about June 23, 2025 (the “Liquidation Date”).

Effective as of the close of regular trading on June 20, 2025, the Fund is closed to new and subsequent investments and the Fund will de-list with its listing exchange. During the time between market close on June 20, 2025, and the Liquidation Date, the Fund’s shares will not be traded on NASDAQ Stock Market® and there can be no assurance that there will be a market for the sale of the Fund’s shares. Any remaining shareholders on the Liquidation Date will receive a distribution of their remaining investment value in the Fund, after the payment of certain Fund liabilities as provided for in the Plan. The sale or liquidation of your Fund shares will generally be a taxable event. You should consult your tax adviser about your tax situation as concerns the sale of Fund shares and its termination and liquidation.

As shareholders redeem shares of the Fund, the Fund may not be able to achieve its investment objective and other investment policies. Accordingly, the Fund may increase its cash holdings and will deviate from its investment objective and other investment policies during the period between June 20, 2025, and the Liquidation Date. The liquidation of the Fund’s portfolio may result in brokerage and transaction costs, which will be borne by the Fund and its shareholders. In addition, the Fund will bear other expenses incurred in connection with carrying out the liquidation as these expenses have been deemed extraordinary expense items.

For more information regarding this supplement please call 1-844-456-4545.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.